Exhibit 14.2 under Form N-14

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in the Registration Statement on Form N-14 of the Federated Short-Term Income Fund of our report for Federated Limited Term Fund dated January 23, 2004 in the Combined Proxy Statement and Prospectus, which constitutes part of this Registration Statement.



By: /S/ DELOITTE & TOUCHE, LLP
    Deloitte & Touche, LLP
    Certified Independent Auditors

Boston, Massachusetts
July 15, 2004


                                                  Exhibit 14.3 under Form N-14


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in the Registration Statement on Form N-14 of the Federated Short-Term Income Fund of our report for Federated Limited Duration Fund dated January 23, 2004 in the Combined Proxy Statement and Prospectus, which constitutes part of this Registration Statement.



By: /S/ DELOITTE & TOUCHE, LLP
    Deloitte & Touche, LLP

Boston, Massachusetts
July 15, 2004